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                                                                    Exhibit 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

                                 ---------------

       We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (Nos. 333-59417 and 333-59419) of Group 1 Software, Inc. of our reports dated June 4, 1999 relating to the consolidated financial statements and financial statement schedule, which appear in this Annual Report on Form 10-K.

PricewaterhouseCoopers LLP
McLean, Virginia
June 29, 1999